Exhibit 32.1


                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Simon K Gill , Chief Executive Officer of Chaparral Resources, Inc. (the "company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004 ("Quarterly Report") fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934;

and

2. All of the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the company.



Date: August 13, 2004                      /x/ Simon K. Gill
                                           ------------------------------------
                                               Simon K. Gill
                                               Chief Executive Officer